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                                                                   Exhibit 10.10

                            WEIRTON STEEL CORPORATION
                          SUPPLEMENTAL SENIOR EXECUTIVE
                                 RETIREMENT PLAN




                     As Established Effective August 1, 1995
                                       and
                       As Amended Through January 1, 1998


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                                TABLE OF CONTENTS


                                                               Page

ARTICLE I
         Introduction and Purpose                                1

ARTICLE II
         Definitions                                             1

ARTICLE III
         Administration                                          4

ARTICLE IV
         Participation                                           6

ARTICLE V
         Target Benefit; Accrued Target Benefit                  6

ARTICLE VI
         Payments to Participants                                9

ARTICLE VII
         Retirement Benefits                                     14

ARTICLE VIII
         Trust                                                   15

ARTICLE IX
         Amendment and Termination                               16

ARTICLE X
         Miscellaneous                                           16



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                                    ARTICLE I

                            Introduction and Purpose

         1.1 Weirton establishes and adopts this Plan to provide supplemental retirement benefits to a select group of senior executive employees.

         1.2 It is intended that this Plan constitute an unfunded "top-hat" plan which provides deferred compensation benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA and that as a result thereof, this Plan is not subject to the provisions of ERISA.

         1.3 It is intended that any Trust which may be established by a Participant constitute an "employee grantor trust" within the meaning of Sections 671-679 of the Code.


                                   ARTICLE II

                                   Definitions

         2.1 As used in this Plan, the following terms shall have the meanings hereinafter set forth:

         "Plan" means the Weirton Steel Corporation Supplemental Senior Executive Retirement Plan, as embodied herein and as amended from time to time.

         "Weirton" means Weirton Steel Corporation, a Delaware corporation, and any successor thereto which adopts this Plan.

         "Effective Date" means August 1, 1995.

         "Accrued Target Benefit" is defined in Section 5.2.

         "Actuarial Assumptions" is defined in Section 6.1(a).

         "Administrative Committee" means the committee appointed under Section 3.1(a) which administers the Plan.

         "Average Monthly Earnings" as of any date means Average Monthly Earnings for

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a Salaried Employee as defined in the Weirton Retirement Plan and as determined as of such date.

         "Beneficiary" means the beneficiary designated by a Participant to receive benefits under the Plan by reason of his death. Such beneficiary shall be designated by the Participant in a written notice to the Administrative Committee. Any such designation may be revoked and a new beneficiary designated by written notice to the Administrative Committee. If upon the death of the Participant there is no designated beneficiary then living, "Beneficiary" shall mean the first surviving class of the following classes of successive preference beneficiaries: (a) his surviving spouse; (b) his surviving children; (c) his surviving parents; (d) his surviving brothers and sisters; and (e) the executor or administrator of his estate.

         "Benefit Payment Date" is defined in Section 7.2

         "Benefit Service" means Benefit Service as defined in the Weirton Retirement Plan or, if applicable, as provided for in a Participant's Employment Agreement; provided, however, that a Participant's actual and projected Benefit Service for purposes of the Plan shall not be determined in accordance with the Employment Agreement until so provided under the terms of such agreement.

         "Calculation Date" is defined in Section 5.1.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Administrative Committee and the Investment Committee, individually and collectively.

         "Contribution Year" is defined in Section 6.2(a).

         "Employment Agreement" means the employment agreement between Weirton and a Participant hereunder.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Funding Target Date" is defined in Section 6.2(b).

         "Initial Participant" is defined in Section 4.1(a).


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         "Investment Committee" means the committee appointed under Section
3.1(b) which manages the investment of the Trust.

         "IPP" means the Weirton Steel Corporation Income Protection Plan.

         "Level Percent" is defined in Section 6.2(b).

         "National Retirement Plan" means the National Steel Corporation Weirton Retirement Program (Plan 056), as in effect from time to time.

         "New Participant" is defined in Section 4.1(b).

         "Noncontributory Year" is defined in Section 6.6.

         "Participant" is defined in Section 4.1(c).

         "Pension Earnings" for any year means Earnings for a Salaried Employee as defined in the Weirton Retirement Plan and as determined for such year.

         "Service" means Service as defined in the Weirton Retirement Plan or, if applicable, as provided for in a Participant's Employment Agreement; provided, however, that a Participant's actual and projected Service for purposes of the Plan shall not be determined in accordance with the Employment Agreement until so provided under the terms of such agreement.

         "Target Benefit" is defined in Section 5.1.

         "Target Calculation Date is defined in Section 5.1

         "Target Date" is defined in Section 5.1.

         "Trust" means the trust which may be established by a Participant in accordance with ARTICLE VIII hereof. As to each applicable Participant, Trust shall mean the Trust established by him.

         "Vesting Date" is defined in Section 6.1(c).

         "Weirton CEO" means Weirton's Chief Executive Officer.

         "Weirton Retirement Plan" means the Weirton Steel Corporation Retirement Plan (Plan 001), as in effect from time to time.


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         "Weirton SERP" means the Weirton Steel Corporation Supplemental
Executive Retirement Plan, as in effect from time to time.

         2.2 The masculine pronoun shall be deemed to include the feminine, and the singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.


                                   ARTICLE III

                                 Administration

         3.1(a) The complete authority to control and manage the operation and administration of the Plan shall be placed in the Administrative Committee. The Administrative Committee will consist of at least three members appointed from time to time by the Weirton CEO to serve at the pleasure thereof. Any member of the Administrative Committee may resign by delivering his written resignation to the Weirton CEO.

         (b) The general authority to control and manage the assets of the Trust shall be placed in the Investment Committee. The Investment Committee will consist of at least three members appointed from time to time by the Weirton CEO to serve at the pleasure thereof. Any member of the Investment Committee may resign by delivering his written resignation to the Weirton CEO.

         3.2 Subject to the limitations of the Plan, the Administrative Committee shall have all powers and duties necessary or appropriate to operate and administer the Plan. The Administrative Committee from time to time will establish rules for the administration and interpretation of the Plan and the transaction of its business. Without limiting the foregoing, the Administrative Committee shall have discretionary authority to construe the terms and provisions of the Plan, including, but not limited to, questions relating to eligibility for benefits, service and earnings and making reasonable estimates of Participants' earnings and the value of Trust assets for any year. In addition, the Administrative Committee is authorized to make recommendations to the Weirton CEO as to amendments to the Plan. The determination of the Administrative Committee as to any disputed question will be conclusive. All actions, decisions and interpretations of the Administrative Committee in administering the Plan will be performed in a uniform and non-discriminatory manner.

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         3.3 Subject to the limitations of the Trust, the Investment Committee shall have all powers and duties necessary or appropriate to control and manage the assets of the Trust.

         3.4 Any act which the Plan or Trust authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed by a vote at a meeting (conducted in person or by conference telephone call) or in writing without a meeting, will constitute the action of the Committee and will have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

         3.5 The members of the Committee may authorize one or more of their number to execute or deliver any instrument or perform any other act which the Plan or Trust authorizes or requires the Committee to do.

         3.6 The Committee may employ counsel and other agents and may procure such clerical, accounting and other services as they may require in carrying out the provisions of the Plan and Trust.

         3.7 No member of the Committee will receive any compensation for his services as such. All expenses of administering the Plan and Trust, including, but not limited to, fees of accountants, counsel and other agents, will be paid by Weirton.

         3.8 Weirton will indemnify and save harmless each member of the Committee against all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising from his own gross negligence or willful misconduct, as determined by Weirton.




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                                   ARTICLE IV

                                  Participation

         4.1(a) The senior executive employees of Weirton on the Effective Date as designated by the Weirton CEO shall become Initial Participants hereunder on such date.

         (b) Any other senior executive employee of Weirton (officer and/or vice president) shall become a New Participant hereunder after the Effective Date when designated as such by the Weirton CEO.

         (c) Initial Participants and New Participants, collectively, are referred to as Participants.

         4.2 If the employment position of a Participant with Weirton is reduced below senior executive status, as determined by the Weirton CEO, such individual shall cease to be an active Participant hereunder as of the date of such reduction.


                                    ARTICLE V

                     Target Benefit; Accrued Target Benefit

         5.1 A Participant's Target Benefit at the Effective Date or any subsequent January 1 (the "Calculation Date") is a monthly benefit payable in the form of a single life annuity for his life commencing on the first day of the month coincident with or next following his 62nd birthday (the "Target Date") or on the applicable Calculation Date, if later (the "Target Calculation Date"), which is equal to (A) reduced by the sum of (B), (C), (D) and (E).

                  (A) 3.3% (or such greater percentage as determined in accordance with a Participant's Employment Agreement) of the number of years (and fractions to the nearest month) of the Participant's projected or actual Benefit Service at the Target Calculation Date assuming, if applicable, continued employment with Weirton to such date (with a maximum percentage of 55% (or such greater percentage as determined in accordance with a Participant's Employment Agreement)) multiplied by his Average Monthly Earnings projected to the Target Calculation Date, if applicable. For the purpose of this paragraph, such Participant's Pension Earnings are projected through the Target Calculation Date using the salary scale and bonus payment and profit sharing assumptions as

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         determined in accordance with Section 6.1(a) and his Average Monthly
         Earnings are determined based on such projected Pension Earnings.

                  (B) The Participant's projected or actual monthly regular pension at the Target Calculation Date based on the terms and conditions of the Weirton Retirement Plan as in effect on such Calculation Date assuming, if applicable, continued employment with Weirton to the Target Calculation Date with continued Pension Earnings projected through the Target Calculation Date using the salary scale and bonus and profit sharing payment assumptions as determined in accordance with Section 6.1(a); provided, however that such Pension Earnings shall be subject to the limitation set forth in Section 401(a)(17) of the Code, which limitation is projected through the Target Date using the inflation rate assumption as determined in accordance with Section 6.1(a).

                  (C) If applicable, the Participant's projected or actual monthly regular pension at the Target Calculation Date based on the terms and conditions of the National Retirement Plan as in effect on such Calculation Date assuming, if applicable, continued employment with Weirton to the Target Calculation Date.

                  (D) The Participant's monthly Target Benefit at the Target Calculation Date under ARTICLE V of the Weirton SERP.

                  (E) 50% of the Participant's projected monthly primary old-age Social Security benefit at the Target Calculation Date based on the Social Security law as in effect on such Calculation Date but projecting, if applicable, the taxable wage base and cost-of-living to the Target Calculation Date using the inflation rate as determined in accordance with Section 6.1(a). For the purpose of this paragraph, such Participant's Pension Earnings are projected through the Target Calculation Date using the salary scale and bonus and profit sharing payment assumptions as determined in accordance with Section 6.1(a) and his monthly primary old-age benefit is determined based on such projected Pension Earnings.

To the extent a Participant's regular pension under the Weirton Retirement Plan would be subject to actuarial reduction if he retired on the Target Calculation Date, the amounts set forth in (B), (C) and (D) above shall be subject to such reduction.

The pension amounts determined in paragraphs (B) and (C) shall be limited in accordance with Code Section 415(b) as in effect on the Target Calculation Date, but projecting the dollar limit in Code Section 415(b)(1)(A) to such Calculation Date using the inflation rate as determined in accordance with Section 6.1(a).

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         5.2 A Participant's Accrued Target Benefit at any Calculation Date is a
monthly benefit payable in the form of a single life annuity for his life commencing on the Target Calculation Date which is equal to (A) reduced by the sum of (B), (C), (D) and (E).

                  (A) 3.3% (or such greater percentage as determined in accordance with a Participant's Employment Agreement) of the number of years (and fractions to the nearest month) of the Participant's Benefit Service at the Calculation Date (with a maximum percentage of 55% (or such greater percentage as determined in accordance with a Participant's Employment Agreement)) multiplied by his Average Monthly Earnings as of the Calculation Date.

                  (B) The Participant's accrued monthly regular pension at the Calculation Date payable in the form of a single life annuity for his life commencing on the Target Calculation Date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date.

                  (C) If applicable, the Participant's accrued monthly regular pension at the Calculation Date payable in the form of a single life annuity for his life commencing on the Target Calculation Date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date.

                  (D) The Participant's monthly Accrued Target Benefit under
         ARTICLE V of the Weirton SERP at the Calculation Date.

                  (E) 50% of the Participant's monthly primary old-age Social Security benefit commencing on the Target Calculation Date based on the Social Security law as in effect on the Calculation Date, but assuming no further earnings for Social Security purposes and no increase in the taxable wage base and cost-of-living after the Calculation Date.

To the extent a Participant's regular pension under the Weirton Retirement Plan would be subject to actuarial reduction if he retired on the Target Date, the amounts set forth in (B), (C) and (D) above shall be subject to such reduction.

The pension amounts determined in paragraphs (B) and (C) shall be limited in accordance with Code Section 415(b) as in effect on the Calculation Date, but projecting the dollar limit in Code Section 415(b)(1)(A) to the Target Date using the inflation rate as determined in accordance with Section 6.1(a).



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                                   ARTICLE VI

                            Payments to Participants

         6.1(a) Weirton shall make a cash payment to each Initial Participant within 30 days after the Effective Date in an amount (less applicable withholding) equal to the present value as of the Effective Date of the Initial Participant's after-tax Accrued Target Benefit (or his after-tax Target Benefit, if less) as of January 1, 1995 based on actuarial assumptions relating to pre-retirement after-tax interest rate, post-retirement after-tax interest rate, inflation rate, mortality, salary scale, bonus and profit sharing payments, pre-retirement tax rate and post-retirement tax rate (the "Actuarial Assumptions") as determined by Weirton (upon the recommendation of the Administrative Committee). The Actuarial Assumptions applicable to any later year shall be determined by Weirton (upon the recommendation of the Administrative Committee).

         (b) Weirton shall make a cash payment to each New Participant not later than December 31 of the calendar year in which he becomes a New Participant in an amount (less applicable withholding) equal to the excess of (i) the present value as of the Calculation Date immediately following the end of such year of the sum of the New Participant's after-tax Accrued Target Benefit under this Plan and his after-tax Accrued Target Benefit under the Weirton SERP (or the sum of his after-tax Target Benefit under this Plan and his after-tax Target Benefit under the Weirton SERP, if less) as of such Calculation Date, based on the Actuarial Assumptions, over (ii) the value of the Trust assets under the Weirton SERP as of such Calculation Date (reduced by the expected tax on Trust investment income for such year), reduced by (iii) any payment (without regard to any gross-up provision) to such Participant for such year under the Weirton SERP.

         (c) Notwithstanding the provisions of paragraphs (a) and (b) of this Section, if an Initial Participant or New Participant has not completed five years of Service with Weirton as of the applicable date of payment under paragraph (a) or (b), no payment hereunder shall be made to such Participant under paragraph (a) or (b) and Weirton shall make a cash payment to each such Participant not later than December 31 of (i) the calendar year in which he completes five years of Service or, if earlier, (ii) the first calendar year for which a payment hereunder is to be made to such Participant pursuant to his Employment Agreement (the "Vesting Date") in an amount (less applicable withholding) equal to the present value as of the January 1 following the Vesting Date of the Initial Participant's or New Participant's after-tax Accrued Target Benefit (or his after-tax Target Benefit, if less) as of the Calculation Date next following the Vesting Date, based on the Actuarial Assumptions.

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         (d) If the Initial Participant or New Participant notifies the
Administrative Committee at least 15 days before the payment to him under paragraph (a), (b) or (c), as applicable, of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a),
(b) or (c) and this paragraph (d) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.2(a) For the calendar year which commences (i) with the 1995 calendar year for an Initial Participant (except for any such Participant referred to in Section 6.1(c)), (ii) with the calendar year next following the effective date of participation for a New Participant (except for any such Participant referred to in Section 6.1(c)), and (iii) with the calendar year next following the year in which the Vesting Date of an Initial or New Participant referred to in
Section 6.1(c) falls, and for each subsequent calendar year for which a payment is to be made under this Section (each such calendar year shall be a "Contribution Year"), Weirton shall make a cash payment not later than December 31 of the applicable Contribution Year to each Participant in an amount (less applicable withholding) equal to the Participant's after-tax Level Percent (as determined in paragraph (b) of this Section) multiplied by his Pension Earnings for the Contribution Year.

         (b) A Participant's Level Percent for any Contribution Year shall be determined as follows:

                  (i) For the first Contribution Year, the Plan's actuary shall, on the basis of the Actuarial Assumptions, determine an amount equal to a percentage (the "Level Percent") of a Participant's Pension Earnings for such year, which amount, taking into account the value of the Trust assets under this Plan and under the Weirton SERP as of the last day of such year (reduced by the expected tax on Trust investment income for such year), if contributed to the Trust on an equal percentage of projected Pension Earnings basis at the end of such year and each subsequent year through the later of (x) the date of completion of 16-2/3 years of Service or (y) the end of the tenth Contribution Year (but not earlier than December 31, 2004 for an Initial Participant), but in no event later than the Target Date (the "Funding Target Date"), is required to accumulate in the Trust as of the Funding Target Date an amount equal to the present value as of such date of the sum of the Participant's after-tax Target Benefit under this Plan and his after-tax Target Benefit under the Weirton SERP.


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                  (ii) For each subsequent Contribution Year which ends prior to the Funding Target Date, the Plan's actuary shall, if necessary, redetermine and adjust the Level Percent on the same basis set forth in clause (i) of this paragraph.

                  (iii) For the Contribution Year in which the Funding Target Date falls, the Plan's actuary shall, if necessary, redetermine and adjust the Level Percent on the same basis set forth in clause (i) of this paragraph, except that the Target Benefit and the value of the Trust assets under this Plan and the Weirton SERP shall be determined as of the Calculation Date following the end of such year.

                  (c) Notwithstanding the foregoing provisions of this Section, the payment otherwise provided under paragraph (a) or (b) of this Section shall be reduced by any payment (without regard to any gross-up provision) to such Participant for the applicable Contribution Year under the Weirton SERP.

                  (d) If the Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph
(a) and this paragraph (d) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.3(a) For the calendar year in which the Funding Target Date falls and for each subsequent Contribution Year, Weirton shall make a cash payment not later than December 31 of the applicable Contribution Year to each Participant in an amount (less applicable withholding) equal to the sum of (A) and (B) --

                  (A) The present value as of the Calculation Date of the increase or decrease in such Participant's after-tax Target Benefit under this Plan and the Weirton SERP from the previous Calculation Date to the applicable Calculation Date;

                  (B) An adjustment equal to the accumulated difference, for the period between the last day of the calendar year in which the Participant's Funding Target Date falls and the Calculation Date, between the actual after-tax investment return and the applicable pre-retirement after-tax interest rate as determined in accordance with
         Section 6.1(a),

amortized over the period between the Calculation Date and such Participant's Target Date based on the applicable pre-retirement after-tax interest rate as determined in
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accordance with Section 6.1(a). For any Noncontributory Year for an Active Participant referred to in Section 6.6(a), this paragraph shall be applied using imputed investment income as if his cash payments had been contributed to the Trust, but only to the extent that such application reduces the amount of the cash payment otherwise calculated for such Participant.

         Notwithstanding the foregoing provisions of this Section:

                  (A) The payment otherwise provided under this paragraph (a) shall be reduced by any payment (without regard to any gross-up provision) to such Participant for the applicable Contribution Year under the Weirton SERP to the extent not applied under Section 6.2(c).

                  (B) The cash payment to any Participant under this Section for any Contribution Year shall not exceed the excess, if any, of (i) the present value as of the Calculation Date immediately following the end of such year of the sum of his after-tax Target Benefit under this Plan and his after-tax Target Benefit under the Weirton SERP as of such date over (ii) the value of the Trust assets under this Plan and the Weirton SERP as of the last day of such year (reduced by the expected tax on Trust investment income for such year).

         (b) If the Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.4(a) If a Participant's separation from service with Weirton occurs other than by reason of retirement under the terms of the Weirton Retirement Plan, involuntary termination of employment or death or if a Participant ceases to be such pursuant to Section 4.2, Weirton shall not make a payment to such Participant for the year in which such separation or cessation occurred or for any subsequent year except to the extent a payment has already been made to the Participant for such year.

         (b) If a Participant's separation from service with Weirton occurs by reason of retirement under the terms of the Weirton Retirement Plan, involuntary termination of employment or death, Weirton shall make a cash payment to such Participant or his Beneficiary not later than December 31 after such Participant's separation in the same

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amount (less applicable withholding) that would have been made to such
Participant as determined in Section 6.2 or 6.3, as applicable, had he remained in active service with Weirton as of the last day of such year. No further payments shall be made to or on behalf of such Participant for any subsequent year.

         (c) For purposes of paragraph (b) of this Section, the date of a Participant's separation by reason of involuntary termination of employment shall be determined as follows --

                  (A) For a Participant who is a party to an Employment Agreement, such separation date shall be determined in accordance with such agreement.

                  (B) For a Participant who is not a party to an Employment Agreement and who is receiving severance pay following his last day worked, such separation date shall be the date of expiration of such severance pay.

                  (C) For a Participant who is not a party to an Employment Agreement and who is receiving severance pay and IPP benefits following his last day worked, such separation date shall be the date of expiration of such severance pay, without regard to continuance of IPP benefits thereafter.

         6.5(a) Upon a Participant's election to receive his benefits hereunder from the Trust as of the last day of any year after the Target Date in accordance with Section 7.3(b), Weirton shall make a cash payment to such Participant not later than the last day of such year in an amount (less applicable withholding) equal to the excess of (i) the present value as of the last day of such year of the sum of the Participant's after-tax Target Benefit under this Plan and his after-tax Target Benefit under the Weirton SERP as of such date, based on the Actuarial Assumptions, over (ii) the value of the Trust assets under this Plan and under the Weirton SERP as of such date (reduced by the expected tax on Trust investment income for such year), reduced by (iii) any payment (without regard to any gross-up provision) to such Participant for such year under the Weirton SERP and any payment under Section 6.4(b) for such year.

         (b) Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with
Section 6.1(a).


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         6.6 Notwithstanding the foregoing provisions of this ARTICLE:

         (a) If a Participant does not contribute the payments to him under Sections 6.1, 6.2 and 6.3 to the Trust for any calendar year (the "Noncontributory Year"), his Level Percent for all subsequent Contribution Years shall remain fixed at the Level Percent applicable to the Noncontributory Year, subject to Section 6.2(b)(ii) and Section 6.3(a), but only to the extent such provisions reduce such Participant's Level Percent. Following a Noncontributory Year, no further payments to such Participant under the Plan may be contributed to the Trust, and no payments will be made to him under Section 6.1(d), 6.2(d), 6.3(b) or 6.5.

         (b) If a Participant who remains in active service with Weirton after the Target Date elects to receive his benefits under the Plan prior to his retirement from service, no payments shall be made to such Participant for the year after the year in which he receives his benefits and any subsequent year.

         (c) The cash payment under Section 6.2(a) or 6.3(a), as applicable, for any Contribution Year shall not exceed the excess of (i) the present value of the sum of the Participant's after-tax Target Benefit under this Plan and his after-tax Target Benefit under the Weirton SERP as of the last day of such year over (ii) the value of the Trust assets under this Plan and the Weirton SERP as of the last day of such year (reduced by the expected tax on Trust investment income for such year), reduced by (iii) any payment (without regard to any gross-up provision) to such Participant for such year under the Weirton SERP.



                                   ARTICLE VII

                               Retirement Benefits

         7.1 All retirement benefits payable hereunder shall be payable solely from the Trust.

         7.2 Upon a Participant's Target Date or, if earlier, upon his death, retirement from service with Weirton with eligibility for an unreduced regular pension or involuntary termination of employment with Weirton, as determined by the Administrative Committee (the "Benefit Payment Date"), the Participant (or, in the case of his death, his Beneficiary) shall be entitled to receive benefits hereunder.


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         7.3(a) The assets in the Trust and/or the proceeds from the disposition thereof shall be paid to the Participant or his Beneficiary in a lump sum, in cash and/or in kind, as elected by the Participant or Beneficiary, within 60 days after the end of the calendar year in which his Benefit Payment Date occurs.

         (b) Notwithstanding the provisions of paragraph (a) of this Section, the provisions of paragraph (a) shall not apply to a Participant who remains in active service with Weirton after the Target Date unless he elects to receive his benefits under such paragraph prior to the end of the year in which the Target Date falls. If a Participant referred to in the preceding sentence does not make the election referred to therein, he may elect to receive his benefits hereunder under paragraph (a) as of the end of any subsequent year in which he remains in active service with Weirton. If such a Participant does not elect to receive his benefits prior to his retirement from service, the payment of benefits referred to in paragraph (a) shall be made within 60 days after the end of the calendar year in which his Retirement Date occurs.

         7.4 A Participant shall, prior to the filing of his Federal income tax return for any such year, withdraw from the Trust an amount equal to the applicable pre-retirement tax rate percentage of the Trust income which is taxable to him for any calendar year which ends prior to the payment under
Section 7.3.


                                  ARTICLE VIII

                                      Trust

         8.1 A Participant may, as grantor, establish a Trust with a bank or trust company designated by Weirton, as trustee.

         8.2 Payments to a Participant under ARTICLE VI may be contributed to the Trust in accordance with and subject to the provisions hereof.

         8.3 Retirement benefits under ARTICLE VII shall be paid from the Trust.

         8.4 The investment of the assets in the Trust shall be managed by the Investment Committee in accordance with the terms and provisions of the Trust.





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                                   ARTICLE IX

                            Amendment and Termination

         9.1 Weirton, by action of the Weirton CEO, upon the recommendation of the Administrative Committee, may, except as otherwise provided in this Section, at any time modify or amend, in whole or in part, any or all of the provisions of the Plan. Any such amendment shall be by an instrument in writing executed on behalf of Weirton by the Weirton CEO. Upon the execution and delivery of any such instrument, the Plan shall be deemed to have been amended in the manner set forth therein, and Weirton and each Participant, former Participant, and the Beneficiary of either of the foregoing shall be bound thereby; provided, however, that no such amendment may cause a reduction in an amount previously paid to any Participant hereunder or have any adverse effect on any Trust established by a Participant.

         9.2 Weirton, by action of the Weirton CEO, may discontinue payments to Participants hereunder or terminate the Plan in part or in whole at any time.

         9.3 Upon termination of the Plan in its entirety, the entire fair market value of the assets in the Trust shall be paid to the applicable Participant or Beneficiary within 60 days after the effective date of such termination.


                                    ARTICLE X

                                  Miscellaneous

         10.1 Nothing in the Plan shall be construed as a contract of employment between Weirton and a Participant, and the Plan shall not afford a Participant a right of continued employment with Weirton.

         10.2 Payments and benefits under this Plan may not be assigned or hypothecated. To the extent permitted by law, no such payments or benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same.

         10.3 The validity of the Plan or of any of its provisions shall be determined under, and it shall be construed and administered according to, the laws of the State of West Virginia.


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